UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments — Schwab Global
Real Estate Fund

(Exact name of registrant as specified in charter)
101 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip code)
Randall W. Merk
Schwab Investments — Schwab Global Real Estate Fund
101 Montgomery Street, San Francisco, California 94104

(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: February 28
Date of reporting period: May 31, 2007 — August 31, 2007
Item 1: Report(s) to Shareholders.

Schwab Global Real Estate Fundtm

Semiannual Report
August 31, 2007

Select Shares® are available on many Schwab Fundstm

Schwab Funds offers Select Shares, a shares class that carries lower expenses than Investor Sharestm in exchange for higher investment minimums on many of its funds. Select Shares are available for initial purchases of $50,000 or more of a single fund in a single account and for shareholders who add to their existing Investor Share position, bringing the value to or above $50,000. We encourage shareholders to review their portfolio to see if they are eligible to exchange into Select Shares. If you believe you are eligible, you should contact Schwab or your financial intermediary to request a tax-free interclass exchange into Select Shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period*

Schwab Global Real Estate Fundtm

Investor Shares (Ticker Symbol: SWAIX)	-8.60%
Select Shares® (Ticker Symbol: SWASX)	-8.60%
Benchmark: FTSE EPRA/NAREIT Global Real Estate Index	-7.88%
Fund Category: Morningstar Specialty–Real Estate	-10.80%

Performance Details	pages 6-7

Minimum Initial Investment[1]

Investor Shares	$ 100
Select Shares®	$ 50,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

*Not annualized. For the period 5/31/07 (commencement of operation) to 8/31/07.

[1]	Please see prospectus for further detail and eligibility requirements.

Schwab Global Real Estate Fund 1

From the Chairman

Charles Schwab
Chairman

Dear Shareholder,

I want to thank you for entrusting us with your investments. I have been a fan of mutual funds throughout my long investing career. I say this because I firmly believe they are a cost-effective and convenient way for investors to achieve a diversified portfolio. And as we face increasing uncertainty in the world and in global markets, diversification is as important now as it has ever been.

Research has indicated that spreading your money across, and equally important, within, different asset classes, such as stocks, bonds, and cash equivalents, can be the most important factor in determining overall portfolio performance. By maintaining diversification, your portfolio can be better positioned to help you weather the market ups and downs.

With a broad range of investment strategies and styles, Schwab Funds® provides an uncomplicated, effective way to build a well diversified portfolio. You can choose from an array of funds across a range of investment objectives and styles. If you prefer a single investment solution, we offer complete asset allocation funds based on either risk tolerance or time horizon.

Here at Schwab, our goal is to help you reach your financial goals. With quality funds and services, backed by the guidance and support you need—whatever type of investor you are—we can help you be financially fit today and in the future.

Thank you for investing with us.

Sincerely,

2 Schwab Global Real Estate Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

As I return to my role as President and CEO of Charles Schwab Investment Management, I am pleased to bring you the first semiannual report for the Schwab Global Real Estate Fund which commenced operations on May 31, 2007. This new fund uses Schwab’s proprietary research and rating model to identify, select and invest in real estate securities worldwide and is guided by a team of experienced professional managers who specialize in the real estate category.

At this time, I would also like to give you my perspective on the current market environment. For over five years, global equity and credit markets had been relatively tame with regards to volatility. Liquidity was ample, corporate profits stable, and investors increasingly became more bullish. However, recent subprime mortgage issues have sparked a chain reaction within the credit markets, causing a reemergence of volatility.

Understandably, many investors are nervous, which has led some to react on emotion rather than sound investment principles. The later part of the report period saw investors fleeing to “safe haven” investments, such as U.S. Treasuries, as riskier securities experienced downward price pressures. However, as the August market crisis abated following aggressive moves to lower short term rates by the Federal Reserve, many market participants found themselves lurching out of cash and Treasury securities and back again into stocks and corporate bonds. Timing the market can be a risky and frustrating experience.

We at Schwab have always believed your best protection against swings in market volatility is to maintain a well-diversified investment portfolio. If you would like help evaluating your portfolio or if you have not yet created a plan, you might want to schedule a complimentary portfolio consultation by calling Schwab at 1-800-308-1486.

I speak for all of us at Schwab when I say our goal is to give you the financial products, guidance, and personal relationship you need to succeed.

Thank you for investing in Schwab Funds®.

Sincerely,

Schwab Global Real Estate Fund 3

The Investment Environment

Jeffrey Mortimer, CFA, a senior vice president and chief investment officer, equities, is responsible for the overall management of the fund.

Over the past year, global equity and credit markets have benefited from ample liquidity, earnings growth, and relatively low volatility. The ease at which companies could finance debt led to a record level of stock buybacks, acquisitions, and private equity buyouts in 2006 and into 2007. In addition, bullish investors pushed stocks higher, as evidenced by the Dow Jones Industrial Average and the broader S&P 500 reaching all-time highs in July 2007. However, the housing market slowdown and more recently, turmoil in the subprime mortgage market, have had a ripple effect throughout the economy. Several key issues weighed on investors, namely, the continued deterioration in the housing market, tightening of lending standards, and the lagged effects of monetary policy.

U.S. economic growth slowed considerably over the report period, consistent with the Federal Reserve’s (the Fed) engineered soft landing. Throughout their statements, they indicated that the economy would grow at a more moderate rate as a result of prior rate increases, lagged effects of higher energy prices, and a cooling housing market. Consistent with their reports, GDP grew at a sub-par pace for four consecutive quarters. However, GDP grew at an improved annual rate of 4.0% in the second quarter of 2007.

The housing market has been a significant headwind for the U.S. economy and continued to provide mixed signals with regards to a recovery. Initial concerns that troubles from the housing market would spill over to the rest of the economy became more pronounced throughout the report period. Declines in housing starts, as well as new and existing home sales, caused builders and many mortgage lenders to layoff thousands of employees. Over the course of the report period, the level of inventories rose to a record high, equal to 9.6 months of supply based on the current sales rate.

Among the effects of the subprime mortgage issue has been a tightening of lending standards and reduced liquidity in the market. Although relaxed access to easy credit and liquidity led subprime mortgages to find their way into securitized structures, the increasing frequency of loan defaults experienced by subprime borrowers have stressed securities that hold these mortgages, causing wider spreads and higher risk. February’s spike in volatility gave a first sign that subprime issues had emerged, potentially threatening credit markets. As a result of increasing subprime foreclosures during the period, liquidity in the market for these riskier securities dried up, putting some financial institutions heavy in securities with underlying subprime loans into financial turmoil. While the Fed helped ease liquidity issues by pumping money into the economy and using the discount window to reduce rates, many lenders reduced or cancelled certain subprime lending programs altogether.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-3.25%	S&P 500® Index: measures U.S. large-cap stocks

-7.88%	FTSE EPRA/NAREIT Global Real Estate Index: measures (in U.S. dollars) real estate equities worldwide

-1.90%	MSCI-EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

1.73%	Lehman Brothers U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

4 Schwab Global Real Estate Fund

The Investment Environment continued

Part of the reason for the recent turmoil in the financial markets can be explained by monetary policy. It is generally believed that the effects of Fed rate hikes on the economy have a lag of between three and 18 months, yet with most of the impact felt by the twelfth month. Since the first signs of “repricing of risk” premiums paid for securities riskier than U.S. Treasuries occurred in February of 2007, the 12-month lag would indicate that the effects of the hikes in the Fed funds target rate to both 4.50% and 4.75% in early 2006 had finally hit the market.

During the report period, the Fed held the Fed funds target rate at 5.25%. Noting that the economy would grow at a more moderate pace, they maintained that their primary concern was that inflation would fail to moderate due to the high level of resource utilization. Core Personal Consumption Expenditures (PCE), the Fed’s primary index used to monitor inflation, vacillated near the upper end of the Fed’s unofficial comfort zone of 1%-2%. However, as economic growth slowed, inflationary pressures eased during the period, with the most current reading in July 2007 coming in at an annually adjusted 1.9%. Although relatively stable throughout the period, employment began to show signs of weakening, as the unemployment rate ticked up to 4.6% from 4.5% in June 2007. Temporary employment, a forward-looking indicator, trended downward, totaling a loss of 52,500 jobs as of July 2007.

Our analysis of economic, demographic and real estate statistics for each of over 250 local markets across the globe – ranging from Adelaide, Australia to Zurich, Switzerland – provides a comparative platform for effectively comparing real estate market prospects. Global real estate fundamentals remained buoyant as of the end of the reporting period, with numerous local markets and property sectors experiencing stable or rising occupancy and rent growth levels, as balanced supply/demand conditions persisted.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fundtm

Jeffrey Mortimer, CFA (right), senior vice president and chief investment officer, equities, is responsible for the overall management of the fund.

Dionisio Meneses, Jr., (left), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

David Siopack, CFA (seated), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

The Schwab Global Real Estate Fund Investor Shares lost 8.60% since inception (5/31/07) through the report date (8/31/07). By comparison, its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index lost 7.88% for the same period. The Fund has a global investment mandate and, had allocations in each major region, namely North America, Europe and Asia Pacific. The Fund’s management utilized Schwab Real Estate Ratings to determine allocations based on extensive analysis of local demographic, economic and real estate data to evaluate real estate market conditions and prospects for rental rate growth. Coupled with fundamental security analysis, the Fund’s country allocations relative to the benchmark were most underweight to the United States, Japan, and Hong Kong, and most overweight to the United Kingdom, Canada, and Singapore. The Fund currently did not have any holdings in subprime mortgages and is not invested in U.S. homebuilders.

The performance in the global commercial securitized real estate market during this period can be characterized as a “correction” (essentially, a short-term reduction in stock price, and less so a reflection on long-term value) that began in early February fueled by fears of increasing global interest rates. Central banks in New Zealand, Australia, China, the EC, the UK and Canada have increased interest rates in an effort to slow economic growth and stem inflation; the U.S. started the global trend of increasing interest rates. However, the absolute level of interest rates varied across the globe, and, consequently, the impact of the correction on real estate stock price was not the same across the globe.

Global commercial real estate fundamentals, the primary long-term determinate of value, remained buoyant, with numerous local markets and property sectors experiencing stable or rising occupancy and rent growth levels as balanced supply and demand conditions persisted.

As of 8/31/07:
 Style Assessment1

 Country Weightings % of Investments

United States	33.1%

United Kingdom	14.1%

Australia	12.4%

Japan	10.2%

Hong Kong	7.9%

Canada	6.2%

France	4.1%

Singapore	3.9%

Other Countries	8.1%

Total	100.0%

 Statistics

Number of Holdings	64
Weighted Average
Market Cap

($ x 1,000,000)	$11,670

Price/Earnings Ratio (P/E)	10.5

Price/Book Ratio (P/B)	1.6

Portfolio Turnover Rate[2]	8%

 Industry Weightings % of Investments

Retail	20.5%

Diversified Developers	18.4%

Office	16.8%

Diversified REITs	16.0%

Industrial	11.2%

Apartments	6.7%

Hotels	5.6%

Healthcare	2.2%

Commercial Finance	1.7%

Cash	1.0%

Total	100%

 Top Holdings % of Net Assets3

Westfield Group	4.9%

Land Securities Group plc	3.7%

Sun Hung Kai Properties Ltd.	3.6%

Mitsubishi Estate Co., Ltd.	3.5%

ProLogis	3.3%

Boston Properties, Inc.	3.2%

Vornado Realty Trust	3.0%

British Land Co., plc	2.9%

AMB Property Corp.	2.6%

Mitsui Fudosan Co., Ltd.	2.5%

Total	33.2%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 8/31/07, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance Summary as of 8/31/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

Performance of a Hypothetical
$50,000 Investment1

 Total Returns1,2,3

Class and Inception Date	Since Inception

Investor Shares (5/31/07)	-8.60%
Select Shares (5/31/07)	-8.60%
Benchmark: FTSE EPRA/NAREIT Global Real Estate Index	-7.88%
Fund Category: Morningstar Specialty–Real Estate	-10.80%

Fund Expense Ratios4: Investor Shares: Net 1.20%; Gross 1.36% / Select Shares: Net 1.05%; Gross 1.21%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Small company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns may have been lower.
[4]	Per prospectus effective 2/28/07. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 6/30/09. Gross Expense: Does not reflect the effect of contractual fee waivers.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for period beginning May 31, 2007 (commencement of operations) and held through August 31, 2007.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled ‘Expenses Paid During Period‘.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period [1]
	(Annualized)	at 5/31/07	at 8/31/07	5/31/07 - 8/31/07

Schwab Global Real Estate Fundtm
Investor Shares
Actual Return	1.20%	$1,000	$914.00	$2.93
Hypothetical 5% Return	1.20%	$1,000	$1,009.68	$3.07
Select Shares®
Actual Return	1.05%	$1,000	$914.00	$2.56
Hypothetical 5% Return	1.05%	$1,000	$1,010.06	$2.69

[1]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 93 days of the period (from 5/31/07, commencement of operations, through 8/31/07), and divided by 365 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fundtm

Financial Statements

Financial Highlights

	5/31/07[1]-
Investor Shares	8/31/07*

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income or loss from investment operations:
Net investment income	0.08
Net realized and unrealized losses	(0.94)

Total loss from investment operations	(0.86)
Net asset value at end of period	9.14

Total return (%)	(8.60)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.20	[3]
Gross operating expenses	1.24	[3]
Net investment income	3.14	[3]
Portfolio turnover rate	8	[2]
Net assets, end of period ($ x 1,000,000)	138

	5/31/07[1]-
Select Shares	8/31/07*

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income or loss from investment operations:
Net investment income	0.08
Net realized and unrealized losses	(0.94)

Total loss from investment operations	(0.86)
Net asset value at end of period	9.14

Total return (%)	(8.60	) [2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	[3]
Gross operating expenses	1.10	[3]
Net investment income	3.33	[3]
Portfolio turnover rate	8	[2]
Net assets, end of period ($ x 1,000,000)	145
* Unaudited.
1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of August 31, 2007 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.4%	Common Stock	305,960	278,250
0.9%	Short-Term Investments	2,734	2,734

99.3%	Total Investments	308,694	280,984
0.7%	Other Assets and Liabilities		1,866

100.0%	Net Assets		282,850

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 98.4% of net assets

Asia Pacific and Other 34.1%

Australia 12.3%
Centro Properties Group	419,812	2,815
Commonwealth Property Office Fund	3,503,971	4,818
Goodman Group	771,687	4,258
GPT Group	1,433,503	5,615
ING Office Fund	2,328,000	3,306
Westfield Group	814,785	13,952

		34,764

Hong Kong 7.8%
Great Eagle Holdings Ltd.	800,000	2,533
Kerry Properties Ltd.	344,500	2,535
New World Development Co., Ltd.	1,225,000	2,935
Sun Hung Kai Properties Ltd.	769,000	10,254
The Link REIT	1,911,500	3,809

		22,066

Japan 10.1%
Japan Real Estate Investment Corp.	179	1,987
Mitsubishi Estate Co., Ltd.	374,000	9,999
Mitsui Fudosan Co., Ltd.	270,000	7,063
Nippon Building Fund, Inc.	423	5,421
NTT Urban Development Corp.	2,280	4,088

		28,558

Singapore 3.9%
Ascendas Real Estate Investment Trust (A-REIT)	2,024,000	3,120
CapitaCommercial Trust	1,765,000	2,925
Singapore Land Ltd.	295,000	1,921
Suntec Real Estate Investment Trust	2,701,000	3,138

		11,104

		96,492

Europe 25.2%

Austria 1.3%
CA Immobilien Anlagen AG *	139,764	3,631

Denmark 0.4%
Sjaelso Gruppen A/S	35,320	1,261

France 4.1%
Gecina S.A.	16,501	2,697
Klepierre	23,609	3,701
Unibail-Rodamco	21,754	5,211

		11,609

Germany 0.9%
IVG Immobilien AG	70,282	2,514

Luxembourg 1.1%
ProLogis European Properties	195,892	3,186

Norway 0.7%
Norwegian Property A.S.A.	160,686	1,862

Spain 1.1%
Inmobiliaria Colonial S.A. *	553,730	3,036

Sweden 1.6%
Fabege AB	210,349	2,373
Hufvudstaden AB, A Shares	217,270	2,149

		4,522

United Kingdom 14.0%
British Land Co., plc	311,233	8,142
Derwent London plc	101,655	3,689
Great Portland Estates plc	288,730	3,777
Hammerson plc	214,097	5,752
Land Securities Group plc	281,683	10,322
Liberty International plc	158,046	3,832
Segro plc	369,024	4,082

		39,596

		71,217

North America 39.1%

Canada 6.2%
Boardwalk Real Estate Investment Trust	80,011	3,550
Brookfield Properties Corp.	185,884	4,251
Calloway Real Estate Investment Trust	82,033	1,857
Canadian Apartment Properties Real Estate Investment Trust	152,976	2,666
RioCan Real Estate Investment Trust	234,753	5,231

		17,555

United States 32.9%
AMB Property Corp.	133,507	7,340
AvalonBay Communities, Inc.	56,921	6,511
Boston Properties, Inc.	89,112	8,917

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($ x 1,000)

DiamondRock Hospitality Co.	167,780	3,012
Douglas Emmett, Inc.	124,496	3,044
Essex Property Trust, Inc.	51,057	6,014
Healthcare Realty Trust, Inc.	101,836	2,543
Host Hotels & Resorts, Inc.	233,572	5,206
iStar Financial, Inc.	130,987	4,794
Kimco Realty Corp.	89,721	3,842
ProLogis	155,681	9,366
Simon Property Group, Inc.	59,945	5,690
SL Green Realty Corp.	23,342	2,603
Starwood Hotels & Resorts Worldwide, Inc.	93,998	5,745
Sunstone Hotel Investors, Inc.	61,283	1,652
The Macerich Co.	55,096	4,475
Ventas, Inc.	98,904	3,766
Vornado Realty Trust	79,427	8,466

		92,986

		110,541

Total Common Stock (Cost $305,960)		278,250

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 0.9% of net assets

Commercial Paper & Other Obligations 0.9%
Bank of America, London Time Deposit
4.69%, 09/04/07	870	870
Brown Brothers Harriman, Grand Cayman Time Deposit
4.69%, 09/04/07	13	13
Citibank, NAS Time Deposit
4.69%, 09/04/07	1,851	1,851

Total Short-Term Investments (Cost $2,734)		2,734

End of Investments.

At 08/31/07, the tax basis cost of the fund’s investments was $308,829, and the unrealized appreciation and depreciation were $2,393 and ($30,238), respectively, with a net unrealized depreciation of ($27,845).

As of 08/31/07, the prices of certain foreign securities held by the fund aggregating $162,009 were adjusted from their market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

See financial notes 11

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of August 31, 2007; unaudited. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $308,694)		$280,984
Foreign currency, at value (cost $1,269)		1,272
Receivables:
Investments sold		597
Dividends		622
Fund shares sold		208
Foreign tax reclaims		24
Prepaid expenses	+	67

Total assets		283,774

Liabilities
Payables:
Investments bought		644
Investment adviser and administrator fees		25
Transfer agent and shareholder services fees		5
Fund shares redeemed		247
Trustees’ fees	+	3

Total liabilities		924

Net Assets
Total assets		283,774
Total liabilities	−	924

Net assets		$282,850
Net Assets by Source
Capital received from investors		309,212
Net investment income not yet distributed		2,327
Net realized capital losses		(971)
Net unrealized capital losses		(27,718)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$137,532		15,052		$9.14
Select Shares	$145,318		15,897		$9.14

12 See financial notes

 Schwab Global Real Estate Fund

Statement of
Operations
For May 31, 2007* through August 31, 2007; unaudited. All numbers are x 1,000.

Investment Income
Dividends (net of $395 foreign withholding tax)		$2,940
Interest	+	194

Total Investment Income		3,134

Net Realized Gains and Losses
Net realized losses on investments		(990)
Net realized gains on foreign currency transactions	+	19

Net realized losses		(971)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(27,710)
Net unrealized losses on foreign currency transactions	+	(8)

Net realized losses		(27,718)

Expenses
Investment adviser and administrator fees		646
Transfer agent and shareholder service fees:
Investor Shares		89
Select Shares		36
Registration fees		20
Custodian fees		20
Shareholder reports		9
Portfolio accounting fees		8
Professional fees		8
Trustees’ fees	+	3

Total expenses		839
Expense reduction by adviser and Schwab	−	32

Net expenses		807

Decrease in Net Assets from Operations
Total investment income		3,134
Net expenses	−	807

Net investment income		2,327
Net realized losses		(971)
Net unrealized losses	+	(27,718)

Decrease in net assets from operations		($26,362)

*	Commencement of operations

See financial notes 13

 Schwab Global Real Estate Fund

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on May 31, 2007, it has no prior report period. All numbers are x 1,000. Figures for current period are unaudited.

Operations

		5/31/07*-8/31/07
Net investment income		$2,327
Net realized losses		(971)
Net unrealized losses	+	(27,718)

Decrease in net assets from operations		(26,362)

Transactions in Fund Shares

		5/31/07*-8/31/07
		SHARES	VALUE

Shares Sold
Investor Shares		16,976	$168,476
Select Shares	+	17,740	174,920

Total shares sold		34,716	$343,396

Shares Redeemed
Investor Shares		(1,924)	($17,500)
Select Shares	+	(1,843)	(16,684)

Total shares redeemed		(3,767)	($34,184)

Net transactions in fund shares		30,949	$309,212

Shares Outstanding and Net Assets

		5/31/07*-8/31/07
		SHARES	NET ASSETS
Beginning of period		—	$-
Total increase	+	30,949	282,850

End of period		30,949	$282,850

Net investment income not yet distributed			$2,327

*	Commencement of operations

14 See financial notes

 Schwab Global Real Estate Fund

Financial Notes, unaudited

1. Business Structure of the Funds

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Global Real Estate Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund
Schwab 1000 Index Fund Schwab Tax-Free YieldPlus Fund Schwab Tax-Free Bond Fund Schwab California Tax-Free YieldPlus Fund Schwab California Tax-Free Bond Fund

The Schwab Global Real Estate Fund commenced operation on May 31, 2007 and the fund offers two share classes: Investor Shares and Select Shares®. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The fund values the securities in their portfolios every business day. The fund uses the following policies to value various types of securities:

Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate.

Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the fund calculates net asset value: valued at fair value, as determined in good faith by the fund’s investment adviser using guidelines adopted by the fund’s Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price.

Futures and forwards: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

Short-term securities (60 days or less to maturity): valued at amortized cost.

Mutual funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Futures Contract: The funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A fund records the change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

Securities Lending: The fund may loan securities to certain brokers, dealers and other financial institutions that pay the funds negotiated fees. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

Repurchase Agreement: The fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income every quarter and net realized capital gains once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liability arising out of the performance of their duties to the funds. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the fund expects the risk of loss to be remote.

(j) New Accounting Standards:

Financial Accounting Standards Board Interpretation (FIN) No. 48—Accounting for Uncertainty in Income Taxes—an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. The Schwab Global Real Estate Fund implemented FIN 48 upon inception and has determined that there is no impact to the fund’s financial statements at this time.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adopting SFAS No. 157 on the fund’s financial statements.

3.	Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (“Schwab”), an affiliate of the investment adviser and is the trust’s shareholder services agent and transfer agent.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average daily net assets

First $500 million	0.90%
Over $500 million	0.88%
Over $1 billion	0.86%

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

3. Affiliates and Affiliated Transactions (continued):

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through June 30, 2009, as follows:

Investor Shares	1.20%
Select Shares	1.05%

The fund may engage in certain transactions involving affiliates. For instance, the fund may let other Schwab Funds buy and sell its shares, particularly Schwab Target Funds. As of August 31, 2007, the percentages of Schwab Global Real Estate Fund shares owned by Schwab Target Funds are:

Target 2010 Fund	1.7%
Target 2020 Fund	3.3%
Target 2030 Fund	1.2%
Target 2040 Fund	2.3%

The fund may make direct security transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of August 31, 2007, the fund had no security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the fund during the period.

Trustees

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limit the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

4.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended August 31, 2007, purchases and sales of securities (excluding short-term obligations and securities sold short) were as follows:

Purchases of	Sales/Maturities
Securities	of Securities

325,174	18,224

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

5.	Redemption Fee:
(All dollar amounts are x 1,000)

The fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. Such amounts are net of the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current report period are:

Current Period
(05/31/07 - 08/31/07)

Investor Shares	$35
Select Shares	39

6.	Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund may obtain temporary bank loans through the trust to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has custodian overdraft facilities and uncommitted line of credit arrangements of $150 million and $100 million with State Street Corporation, and Bank of America, N.A., respectively. The fund pays interest on the amounts they borrow at rates that are negotiated periodically. There were no borrowings from the line of credit for the fund during the period.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and CSIM (the “Agreement”) with respect to existing funds in the Trust operating as of August 31 of the previous year and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memo regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

During the report period, the Board, including a majority of the Independent Trustees, approved the renewal of the Agreement for an additional one year term at the meeting held on June 5, 2007. As a new fund, the Schwab Global Real Estate Fund (the “Fund”) was not included in the Board’s consideration of the renewal of the Agreement at the June 5, 2007 meeting. Rather, at the February 28, 2007 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the creation of the Fund and approved amending the Agreement to appoint CSIM as investment adviser to the Fund. This approval was based on consideration and evaluation of a variety of specific factors discussed at that meeting and at prior meetings, including:

1.	the nature, extent and quality of the services to be provided to the Fund under the Agreement, including the resources of CSIM and its affiliates to be dedicated to the Fund;

2.	CSIM’s investment performance with respect to other funds, and the fact that the Fund’s investment strategy and investment technique are new to CSIM;

3.	the Fund’s anticipated expenses and how those expenses compared to those of other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to other funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale might be realized as the Fund grows and whether fee levels relating to the Fund in the Agreement reflect those economies of scale for the benefit of the Fund’s investors.

Nature, Extent and Quality of Services.  At prior meetings, the Board has considered the nature, extent and quality of the services provided by CSIM to the Schwab Funds and the resources of CSIM and its affiliates dedicated to such funds. In this regard, the Trustees have evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees have also considered the fact that Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, Internet access, and an array of account features benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. At the February 28, 2007 meeting, the Board considered how these factors could apply to the Fund under the terms of the Agreement. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by CSIM to the Fund and the resources of CSIM and its affiliates to be dedicated to the Fund supported approval of the Agreement with respect to the Fund.

Fund Performance.  At prior meetings, the Board has considered performance of the existing Schwab Funds using related investment techniques in determining whether to renew the agreements with respect to such funds. At the February 28, 2007 meeting, the Board also considered the fact that the Fund has no performance history and that the Fund’s investment strategy and investment technique are new to CSIM. The Board also considered the performance of the existing Schwab Funds. Following such evaluation the Board concluded, within the context of its full deliberations, that the factors mentioned above supported approval of the Agreement with respect to the Fund.

Fund Expenses.  At the February 28, 2007 meeting, with respect to the Fund’s expenses, the Trustees considered the rate of compensation with respect to the Fund called for by the Agreement, and the Fund’s net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Fund’s expected peer group. Finally, the Trustees considered the effects of CSIM’s and Schwab’s voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap for at least one year and that CSIM, through its waiver, will maintain the Fund’s net operating expenses at competitive levels for its distribution channels. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported approval of the Agreement with respect to the Fund.

Profitability.  With regard to profitability, at prior meetings the Trustees have considered the compensation flowing to CSIM and its affiliates, directly or indirectly. The Trustees have also considered any other benefits derived by CSIM from its relationship with the existing Schwab Funds, such as whether, by virtue of its management of such funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. In determining profitability of CSIM and its affiliates, the Trustees have reviewed management’s profitability analyses with the assistance of independent accountants. The Trustees have considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each existing fund by CSIM and its affiliates. The Board also considered how these factors could apply to the Fund. However, because the Fund had no operating history at the time of the Board’s deliberations, the Board did not reach a specific conclusion with respect to the profitability of CSIM and its affiliates under the Agreement with respect to the Fund.

Economies of Scale.  The Trustees considered the possible existence of any economies of scale and whether those will be passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. With respect to the Fund, the Trustees considered Schwab’s and CSIM’s proposed contractual agreement to waive a portion of the investment advisory fees through the period ending June 30, 2009. The Trustees also considered CSIM’s proposed contractual investment advisory fee schedule with respect to the Fund which includes lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund should obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved amending the Agreement to reflect the addition of the Fund and concluded that the compensation with respect to the Fund under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information as of August 31, 2007, about the trustees and officers for Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, and Laudus Trust. As of August 31, 2007, the Fund Complex included 70 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	70	Board 1—Director, Redwood Trust, Inc. Board 2—Director, PMI Group, Inc.

Donald F. Dorward 1931 Trustee (Trustee of Schwab Investments since 1989.)	Chief Executive Officer, Dorward & Associates (corporate management, marketing and communications consulting firm). From 1996-1999, Executive Vice President and Managing Director, Grey Advertising. Prior to 1996, President and Chief Executive Officer, Allen & Dorward Advertising.	59	None.

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	70	Board 1—Director, Mission West Properties
Board 2—Director, TOUSA
Board 3—Director, Harris-Stratex Networks
Board 4—Director, Genitope Corp.
Board 5—Director & Non-Executive Chairman, Solectron Corp.
			Board 6—Director, Ditech Networks

Robert G. Holmes 1931 (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer and Director, Semloh Financial, Inc. (international financial services and investment advisory firm).	59	None.

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co.(investment advisors).	59	Board 1—Board of Cooper Industries Board 2—Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	59	None.

Independent Trustees continued
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	59	None.

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of	Principal Occupations	Fund Complex
office, and length of	During the Past Five	Overseen by
Time Served )	Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc.; Chairman and Director, Charles Investment Management, Inc., Charles Schwab Bank, N.A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officers and Director, Schwab Holdings Inc. Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Company of New York. Until May 2003, Co-Chief Executive Officer, The Charles Schwab Corporation.	59	None

Randall W. Merk[2] 1954 Trustee (Trustee of Schwab Investments since 2005.)	Executive Vice President and President, Schwab Financial Products, Charles Schwab & Co. Inc.; Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	70	None.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2007.)	Executive Vice President and President, Schwab Financial Products, Charles Schwab & Co. Inc.; Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. Chief Financial Officer, Laudus Trust and Laudus Variable Insurance Trust. Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc. Excelsior tax-Exempt Funds, Inc. and Excelsior Funds Trust, Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

Kimon Daifotis 1959 Senior Vice President and Chief Investment Officer-Fixed Income (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer-Fixed Income, Charles Schwab Investment Management, Inc. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management Inc.

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer-Equities (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer, Laudus Trust and Laudus Variable Insurance Trust. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

Randall Fillmore 1960 Chief Compliance Officer and AML Officer (Officer of Schwab Investments since 2002.)	Senior Vice President and Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President Charles Schwab & Co. Inc., Chief Compliance Officer, Laudus Trust and Laudus Variable Insurance Trust. Through June 2007, Chief Compliance Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc.

Koji E. Felton 1959 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax Exempt Funds, Inc. and Excelsior Funds Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc. Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Variable Insurance Trust; since 2006, Chief Counsel, Laudus Trust and Variable Insurance Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Cathy Sabo 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Compliance, Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Variable Insurance Trust. Until 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

Michael Haydel 1970 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Variable Insurance Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	In addition to their employment with the investment advisor and the distributor, Messrs. Schwab and Merk also own stock of The Charles Schwab Corporation. Mr. Schwab and Mr. Merk are Interested Trustees because they are employees of Schwab and/or the advisor.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage. Add new words.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500T). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com/schwabfunds, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fundtm
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab Technology Fundtm
Schwab Fundamental US Large Company Index Fundtm
Schwab Fundamental US Small-Mid Company Index Fundtm
Schwab Fundamental International Large Company Index Fundtm
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Viewpoints Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2020 Fund
Schwab Target 2030 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2006 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR38869-00

Item 2: Code of Ethics.
Not applicable to this semi-annual report.
Item 3: Audit Committee Financial Expert.
Not applicable to this semi-annual report.
Item 4: Principal Accountant Fees and Services.
Not applicable to this semi-annual report.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Evelyn Dilsaver and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Code of ethics — not applicable to this semi-annual report.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments — Schwab Global Real Estate Fund

By:	/s/ Randall W. Merk

Randall W. Merk
Chief Executive Officer

Date:	October 16, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk

Randall W. Merk
Chief Executive Officer

Date:	October 16, 2007

By:	/s/ George Pereira

George Pereira
Principal Financial Officer

Date:	October 16, 2007